                                                                    Exhibit 99.1

Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2003-VT1
Composition of Contract Pool
at December 31, 2004

                             Weighted       Weighted           Average
               Current        Average        Average           Required
  Number      Required       Original       Remaining           Payoff
    of         Payoff          Term           Term              Amount
Contracts      Amount         (Range)        (Range)           (Range)
---------   ------------   ------------   ------------   -------------------
  50,070    $353,137,794   50.39 months   24.09 months   $            7,053
                                                          ($0 to $1,708,712)

Type of Contract
at December 31, 2004

                                  % of
                                 Total                     % of
                     Number      Number      Required    Required
                       of          of         Payoff      Payoff
Type of Contract   Contracts   Contracts      Amount      Amount
----------------   ---------   ---------   -----------   --------
True Leases          27,700      55.32%    257,561,556     72.94%
Finance Leases       22,370      44.68      95,576,238     27.06
                     ------     ------     -----------    ------
   Total             50,070     100.00%    353,137,794    100.00%
                     ======     ======     ===========    ======

CIT Equipment Collateral 2003-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2004

                                      % of
                                     Total                       % of
                         Number      Number       Required     Required
                           of          of          Payoff       Payoff
State                  Contracts   Contracts       Amount       Amount
-----                  ---------   ---------   -------------   --------
Alabama                     538       1.07%     2,259,968.30      0.64%
Alaska                      102       0.20      1,043,853.76      0.30
Arizona                    1251       2.50     10,326,916.40      2.92
Arkansas                    276       0.55      1,184,364.75      0.34
California                 5864      11.71     33,036,970.32      9.36
Colorado                   1299       2.59      6,460,174.76      1.83
Connecticut                 835       1.67      6,290,206.69      1.78
Delaware                    188       0.38      1,138,829.91      0.32
District of Columbia        171       0.34        762,124.05      0.22
Florida                    3619       7.23     16,401,869.00      4.64
Georgia                    1579       3.15     15,462,764.66      4.38
Hawaii                      120       0.24        293,667.18      0.08
Idaho                       164       0.33        578,295.56      0.16
Illinois                   1363       2.72     11,729,349.27      3.32
Indiana                     701       1.40      4,453,073.43      1.26
Iowa                        306       0.61      1,141,208.89      0.32
Kansas                      301       0.60      4,139,418.55      1.17
Kentucky                    402       0.80      1,279,888.95      0.36
Louisiana                   517       1.03      2,134,801.87      0.60
Maine                        96       0.19        214,191.89      0.06
Maryland                   1041       2.08      5,642,147.55      1.60
Massachusetts              1720       3.44     11,988,572.40      3.39
Michigan                   1774       3.54     18,301,641.61      5.18
Minnesota                   869       1.74      9,001,762.70      2.55
Mississippi                 276       0.55      1,040,052.49      0.29
Missouri                    713       1.42      4,425,312.21      1.25
Montana                     142       0.28        415,073.53      0.12
Nebraska                    144       0.29      1,334,384.44      0.38
Nevada                      313       0.63      1,542,523.03      0.44
New Hampshire               258       0.52      1,459,967.36      0.41
New Jersey                 3054       6.10     40,683,236.34     11.52
New Mexico                  233       0.47        881,696.19      0.25
New York                   4686       9.36     35,204,879.26      9.97
North Carolina             1240       2.48      4,945,473.36      1.40
North Dakota                 61       0.12        399,208.06      0.11
Ohio                       1439       2.87     11,566,399.71      3.28
Oklahoma                    404       0.81      2,013,581.06      0.57
Other                         6       0.01         15,020.41      0.00
Oregon                      656       1.31      2,803,217.59      0.79
Pennsylvania               2265       4.52     14,957,350.73      4.24
Rhode Island                165       0.33        939,482.11      0.27
South Carolina              536       1.07      2,358,637.07      0.67
South Dakota                 99       0.20        309,077.33      0.09
Tennessee                  1030       2.06      5,731,166.54      1.62
Texas                      3661       7.31     30,092,829.45      8.52
Utah                        232       0.46        932,232.10      0.26
Vermont                     116       0.23        246,878.34      0.07
Virginia                   1346       2.69      9,500,967.38      2.69
Washington                  943       1.88      5,064,171.44      1.43
West Virginia               205       0.41      2,595,328.97      0.73
Wisconsin                   663       1.32      6,200,498.69      1.76
Wyoming                      88       0.18        213,086.77      0.06
                         ------     ------     -------------    ------
   Total                 50,070     100.00%      353,137,794    100.00%
                         ======     ======     =============    ======

CIT Equipment Collateral 2003-VT1
Payment Status
at December 31, 2004

                                               % of
                                               Total                     % of
                                   Number      Number      Required    Required
                                     of         of          Payoff      Payoff
Days Delinquent                  Contracts   Contracts      Amount      Amount
---------------                  ---------   ---------   -----------   --------
Current, including 1 to 30 day
   delinquent contracts            47,675       95.22%   341,418,243     96.68%
31-60 days delinquent               1,211        2.42      6,470,120      1.83
61-90 days delinquent                 550        1.10      3,227,844      0.91
91-120 days delinquent                277        0.55        913,683      0.26
Over 120 days delinquent              357        0.71      1,107,906      0.31
                                   ------      ------    -----------    ------
   Total                           50,070      100.00%   353,137,794    100.00%
                                   ======      ======    ===========    ======

Equipment Type
at December 31, 2004

                                                 % of
                                                 Total                     % of
                                     Number      Number      Required    Required
                                       of         of          Payoff      Payoff
Type of Equipment                  Contracts   Contracts      Amount      Amount
-----------------                  ---------   ---------   -----------   --------
Computers                            35,489       70.88%   127,434,297     36.09%
Telecommunications                    7,441       14.86    133,315,411     37.75
General Office Equipment/Copiers      4,049        8.09     48,679,702     13.78
Software                                383        0.76     27,329,027      7.74
Automotive                            2,524        5.04     15,000,568      4.25
Other (1)                               184        0.37      1,378,790      0.39
                                     ------      ------    -----------    ------
   Total                             50,070      100.00%   353,137,794    100.00%
                                     ======      ======    ===========    ======

(1) Includes $52,092 Security System and $7,493 as the average Required Payoff Amount

CIT Equipment Collateral 2003-VT1
Required Payoff Amount
at December 31, 2004

                                             % of
                                            Total                      % of
                                Number      Number      Required     Required
                                  of          of         Payoff       Payoff
Required Payoff Amount        Contracts   Contracts      Amount       Amount
----------------------        ---------   ---------   ------------   --------
0.01 - 5,000.00                 38,924      77.74%    $ 60,092,834     17.02%
5,000.01 - 10,000.00             5,166      10.32       36,000,303     10.19
10,000.01 - 15,000.00            1,998       3.99       24,436,094      6.92
15,000.01 - 25,000.00            1,702       3.40       32,768,146      9.28
25,000.01 - 50,000.00            1,257       2.51       43,513,687     12.32
50,000.01 - 100,000.00             574       1.15       39,370,233     11.15
100,000.01 - 150,000.00            183       0.37       22,079,853      6.25
150,000.01 - 250,000.00            135       0.27       25,509,594      7.22
250,000.01 - 500,000.00             78       0.16       27,729,593      7.85
500,000.01 - 1,000,000.00           47       0.09       33,322,487      9.44
1,000,000.01 - 1,708,712.44          6       0.01        8,314,972      2.35
                                ------     ------     ------------    ------
   Total                        50,070     100.00%    $353,137,794    100.00%
                                ======     ======     ============    ======

Remaining Term
at December 31, 2004

                                              % of
                                             Total                      % of
                                 Number      Number      Required     Required
                                   of          of         Payoff       Payoff
Remaining Terms of Contracts   Contracts   Contracts      Amount       Amount
----------------------------   ---------   ---------   ------------   --------
(months)
 0-12                            22,844      45.62%      80,187,421     22.71%
13-24                            14,886      29.73       71,947,002     20.37
25-36                            10,535      21.04      162,268,424     45.95
37-48                             1,785       3.57       35,734,145     10.12
49-60                                18       0.04        2,967,309      0.84
61-72                                 2       0.00           33,494      0.01
                                 ------     ------     ------------    ------
   Total                         50,070     100.00%    $353,137,794    100.00%
                                 ======     ======     ============    ======

CIT Equipment Collateral 2003-VT1
Types of Obligor
at December 31, 2004

                                                   % of
                                                  Total                     % of
                                      Number      Number      Required    Required
                                        of          of         Payoff      Payoff
Type of Obligor                     Contracts   Contracts      Amount      Amount
---------------                     ---------   ---------   -----------   --------
Services Organizations (1)            19,059      38.06%    154,269,445     43.69%
Manufacturing                          4,540       9.07      62,137,193     17.60
Finance, Insurance, & Real Estate
   (Financial Institu                  4,663       9.31      31,208,571      8.84
Wholesale Trade                        2,906       5.80      20,556,101      5.82
Medical /Healthcare Organizations      2,323       4.64      19,172,287      5.43
Retail Trade                           3,323       6.64      17,304,700      4.90
Other (2)                              8,331      16.64      13,629,536      3.86
Communications & Utilities               494       0.99       9,089,608      2.57
Transportation                           999       2.00       6,920,258      1.96
Construction                           1,988       3.97       6,910,641      1.96
Printing & Publishing                    547       1.09       5,913,175      1.67
Government                               232       0.46       3,584,837      1.02
Resources & Agriculture                  665       1.33       2,441,441      0.69
                                      ------     ------     -----------    ------
   Total                              50,070     100.00%    353,137,794    100.00%
                                      ======     ======     ===========    ======

(1) Primarily: Business Services (20.1%); Miscellaneous Service Organization (18.7%); Engineering, Accounting and Research (17.3%); Automotive Repair, Service and Parts (11.2%), Membership Organization (7.3%) and Legal Services (7.1%).

(2) Includes $63,961.05 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 3.86% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 3.59% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.27% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration


                                                               % of
Obligors (including     Number    % of Total     Required    Required
contracts securing        of       Number of      Payoff      Payoff
vendor loans )        Contracts    Contracts      Amount      Amount
-------------------   ---------   ----------   -----------   --------
Top 5 Obligors            59         0.12%     $20,270,821     5.74%

' The Top 5 obligors conduct business in the Services (3.38%) and Manufacturing industries (2.36%).

CIT Equipment Trust 2003-VT1
Scheduled Payments from the Contracts
at December 31, 2004

                      Scheduled
Collection Period     Cashflows
-----------------   -------------
Positive Rent Due    5,552,061.30

     January-2005   17,973,713.66
    February-2005   20,056,851.82
       March-2005   19,510,290.19
       April-2005   19,936,983.58
         May-2005   18,594,525.37
        June-2005   18,153,236.38
        July-2005   18,685,680.38
      August-2005   17,309,787.04
   September-2005   16,612,944.34
     October-2005   15,153,064.02
    November-2005   13,721,110.75
    December-2005   12,527,411.73
     January-2006   11,082,640.83
    February-2006    9,921,587.37
       March-2006    8,283,747.27
       April-2006    7,919,923.63
         May-2006    7,721,252.95
        June-2006    7,533,466.51
        July-2006    7,432,849.95
      August-2006    7,405,542.30
   September-2006    7,263,402.76
     October-2006    7,057,804.14
    November-2006    6,919,630.62
    December-2006    6,684,911.67
     January-2007    6,482,168.14
    February-2007    6,243,904.52
       March-2007    5,971,939.28
       April-2007    5,538,210.75
         May-2007    4,949,530.28
        June-2007    4,572,547.40
        July-2007    4,077,711.56
      August-2007    3,433,611.06
   September-2007    2,979,394.71
     October-2007    2,530,796.82
    November-2007    1,906,365.48
    December-2007    1,537,684.26
     January-2008    1,025,606.37
    February-2008      686,352.08
       March-2008      338,213.49
       April-2008      112,236.73
         May-2008       92,037.19
        June-2008       64,175.06
        July-2008       63,777.59
      August-2008       61,725.40
   September-2008       60,272.79
     October-2008       58,494.54
    November-2008       58,260.24
    December-2008       58,260.24
     January-2009       58,260.24
    February-2009       58,260.24
       March-2009       58,100.64
       April-2009       58,001.06
         May-2009       55,312.22
        June-2009       48,713.62
        July-2009       24,483.07
      August-2009        5,836.42
   September-2009        3,275.63
     October-2009        3,275.63
    November-2009        3,275.63
    December-2009          585.75
     January-2010          585.75
    February-2010          587.75